OTHER CURRENT ASSETS	6 Months Ended
Mar. 31, 2021
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
OTHER CURRENT ASSETS
3.	OTHER CURRENT ASSETS

	As of September 30, 2020	As of March 31, 2021
Due from a rental service company (1)	52,410	52,410
Deductible input value added tax (“VAT”) (2)	35,660	—
Due from a service provider (3)	9,501	17,625
Others	4,232	4,642

Total	101,803	74,677

(1)
As of September 30, 2020 and March 31, 2021, the balance due from a rental service company represented the reimbursement renovation costs due from the rental service company. The Company started to cooperate with a rental service company to source and renovate apartments since August 2018. For certain identified newly sourced apartments, the rental service company reimburses the Company for costs incurred for the renovation. The Company then makes payments to the rental service company in installments equal to the reimbursed renovation costs plus interest and tax over a period of five years.

(2)
The deductible input VAT represented the excess of input VAT arising from purchases over
output VAT arising from sales under the PRC tax laws and regulations. The deductible input VAT is carried forward to future period. As of March 31, 2021, the Company assessed certain PRC subsidiaries would not generate sufficient revenues and output VAT for the balance to be deducted
in the next twelve months, the Company reclassified the deductible input VAT to the account of “other assets” as a noncurrent asset.

(3)
Upon asset acquisition with Beautiful House, the Group engaged a third party service provider to provide apartment operation services to the Group. To support the operation services, the Company made interest free loans to the service provider and the loans are repayable on demand.